EXHIBIT 10.8

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is dated ______________, 2014, by and between REVENUE.COM CORPORATION, a Nevada corporation (the “Debtor”) and [CONVERTIBLE NOTE PURCHASER] (the “Secured Party”).

WHEREAS:

A.

The Debtor has executed a convertible debenture in favor of the Secured Party in the principal amount of USD$[AMOUNT] (the “Debenture”); and

B.

The Debtor has agreed to enter into this Security Agreement in order to secure its obligations to the Secured Party under the Debenture.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

THE SECURITY INTERESTS.

1.1

In order (i) to secure the due and punctual payment of the Debenture; (ii) to secure the due and punctual payment and performance of all obligations of the Debtor contained herein; (iii) to secure the due and punctual payment and performance of all indebtedness, obligations and liabilities of the Debtor in all other agreements executed or delivered by the Debtor in connection with the Debenture; and (iv) to secure the payment and performance of all other indebtedness, liabilities and obligations of the Debtor to the Secured Party of every kind and description, whether direct, indirect or contingent, whether now existing or hereafter arising or incurred, due or to become due, whether otherwise secured or unsecured and howsoever evidenced, incurred or arising, including all future advances to the Debtor (all of the foregoing indebtedness, obligations and liabilities described in this paragraph are hereinafter collectively called the “Obligations”), the Debtor hereby grants to the Secured Party, and its respective successors and assigns, a continuing security interest in, and hereby collaterally assigns to the Secured Party, the following described fixtures, personal property and intangible property (hereinafter collectively called the “Collateral”) whether now owned or hereafter acquired, whether existing or hereafter arising and wherever located:

(a)

all deposits and accounts receivable acquired by the Debtor in the operation of the Debtor’s business;

(b)

all rights of the Debtor under all contracts, agreements and reservations acquired in connection with the operation of the Debtor’s business;

(c)

all inventory, chattel, paper, accounts, equipment, and general intangibles;

(d)

all shares of stock and any other ownership interests in any business entity;

(e)

all assets, tangible or intangible, owned by the Debtor, including but not limited to cash, investments, accounts receivable, inventory of raw materials, work in progress or finished goods, equipment, trade names, and goodwill;

(f)

all accessions, attachments, accessories, tools, parts, supplies, replacements, and additions to any of the collateral described herein, whether added now or later;

(g)

all products and produce of any of the property described in this Section 1;

(h)

all accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Section 1;

(i)

all proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Section 1, and sums due from a third party who has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement, or other process; and

(j)

all records and data relating to any of the property described in this Section 1, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of the Debtor’s right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

1.2

The security interests granted pursuant to this Section 1 (the “Security Interests”) are granted as security only and shall not subject the Secured Party, to, or transfer to the Secured Party, or in any way affect or modify, any obligation or liability of the Debtor under any of the Collateral or any transaction which gave rise thereto.

1.3

In addition to the Debenture, this Agreement secures all obligations, debts and liabilities, plus interest thereon of the Debtor to the Secured Party, or any one or more of them, as well as all claims by the Secured Party against the Debtor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Debenture, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether the Debtor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

2.

FILING; FURTHER ASSURANCES.

2.1

The Debtor authorizes the Secured Party to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which the parties hereto agree shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may request, in order to create, confirm, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under applicable law with respect to any of the Collateral.

3.

REPRESENTATIONS AND WARRANTIES OF THE DEBTOR.

3.1

The Debtor hereby represents and warrants to the Secured Party as follows:

(a)

the Debtor is, or to the extent that certain Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance;

(b)

no financing statement covering the Collateral is on file in any public office; and

(c)

the Collateral is used solely for commercial purposes and is not used or bought for personal, family or household purposes.

4.

COVENANTS OF THE DEBTOR.

4.1

The Debtor hereby covenants and agrees as follows:

(a)

the Debtor will use all commercially reasonable efforts to defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

(b)

the Debtor will provide the Secured Party, at least fifteen (15) business days prior to occurrence, with written notice of (i) any change in the registered office of the Debtor or the office where the Debtor maintains its books and records pertaining to the Collateral, or (ii) the movement or location of Collateral to or at any address other than its current location;

(c)

the Debtor will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by the Debtor and adequate reserves have been set aside therefor;

(d)

the Debtor will immediately notify the Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution;

(e)

except for the sale of Collateral as inventory in the normal course of business, the Debtor will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein, without the prior written consent of the Secured Party;

(f)

the Debtor will keep the Collateral free from any adverse lien or security interest;

(g)

the Debtor will not knowingly use the Collateral in violation of any statute or ordinance;

(h)

the Debtor will not change its name, identity or structure, without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld; and

(i)

the Debtor will keep its records concerning the Collateral, at the Debtor’s executive office or at such other place or places of business as the Secured Party may approve in writing. The Debtor will hold and preserve such records and will permit representatives of the Secured Party at any time during normal business hours to examine and inspect the Collateral and to make abstracts from such records, and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

5.

GENERAL AUTHORITY.

5.1

The Debtor hereby appoints the Secured Party the Debtor’s true and lawful attorney, with full power of substitution, in the name of the Debtor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party, but at the Debtor’s expense, to the extent permitted by law to exercise, at any time and from time to time after any Event of Default has occurred, all or any of the following powers with respect to all or any of the Collateral (which power shall be in addition and supplemental to any powers, rights and remedies of the Secured Party described herein or otherwise available to the Secured Party under applicable law):

(a)

to demand, sue for, collect, receive and give acquaintance for any and all moneys due or to become due upon or by virtue thereof;

(b)

to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party in connection therewith;

(c)

to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(d)

to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon; and

(e)

to execute such documents and instruments on behalf of the Debtor as may be necessary to assign any Collateral as described herein. Such appointment as attorney is irrevocable until the repayment and performance in full of the Obligations and coupled with an interest.

5.2

The Secured Party agrees to notify the Debtor within 3 days of exercising any of the powers granted to it under this Section 5.

6.

EVENTS OF DEFAULT.

6.1

The Debtor shall be in default under this Security Agreement upon the occurrence of any one or more of the following events (each such event is herein referred to as an “Event of Default”):

(a)

default shall be made in the payment of any installment of principal or interest on the Debenture, the Obligations or any other sum secured hereby when due and the failure to cure such default within ten (10) days after written notice of default to the Debtor; or

(b)

the Debtor transfers, assigns, alienates, mortgages, encumbers, pledges, hypothecates or grants an interest in Collateral without the Secured Party’s prior written consent, unless otherwise allowed by the terms of this Security Agreement; or

(c)

material default by the Debtor in the observance or performance of any non-monetary covenant or agreement contained herein, in the Debenture or any other agreements related to the Debenture and the failure to cure such default within thirty (30) days after written notice of default to the Debtor (or within such other time period as may be therein specifically provided); or

(d)

breach by the Debtor of any representation or warranty contained herein or in the Debenture; or

(e)

the Debtor shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Debtor or of all or any part of the Collateral, or of any or all of the royalties, revenues, rents, issues or profits thereof, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

(f)

a court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against the Debtor seeking any reorganization, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the first date of entry thereof; or any trustee, receiver or liquidator of the Debtor or of all or any part of the Collateral, or of any or all of the royalties, revenues, rents, issues or profits thereof, shall be appointed without the consent or acquiescence of the Debtor and such appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive); or

(g)

a writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Collateral, or any judgment involving monetary damages shall be entered against the Debtor which shall become a lien on the Collateral or any portion thereof or interest therein and such execution, attachment or similar process or judgment is not released, bonded, satisfied, vacated or stayed within sixty (60) days after its entry or levy.

7.

REMEDIES UPON EVENT OF DEFAULT.

7.1

If an Event of Default shall have occurred and be continuing, the Secured Party may take any of the following actions:

(a)

The Secured Party may exercise all the rights and remedies of a the Secured Party under Revised Article 9 of the Uniform Commercial Code (“UCC”) (whether or not the UCC is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, including provisions that require a the Secured Party to act in a commercially reasonable manner, (i) apply the cash, if any, then held by it as Collateral hereunder, for the purposes and in the manner specified in Section 9 hereof, and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell the Collateral, or any part or component thereof, at one or more public or private sales for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory.

(b)

The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party, which is reasonably convenient. Any holder of an Obligation may be the purchaser of any or all of the Collateral so sold at any public sale (and, if the Collateral is of a type customarily sold in a recognized market at any private sale) and thereafter hold the same absolutely, free from any right or claim of whatsoever kind. Upon any such sale, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Debtor.

(c)

The Secured Party shall give the Debtor at least ten (10) business days’ prior written notice of its intention to make any such public or private sale. The Secured Party and the Debtor agree that such notice constitutes “reasonable notification” within the meaning of Section 9-611 of the UCC. Such notice in the case of a public sale shall state the time and place fixed for such sale. Such notice in the case of a private sale or disposition shall state the time after which any private sale or other intended disposition is to be made.

(d)

Any such public sale shall be held at such time or times within ordinary business hours and at public or private place or places as the Secured Party may fix in the notice of such sale. At any public or private sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and placed fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

(e)

The Secured Party, instead of exercising the power of sale herein conferred upon them, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

(f)

All rights and remedies contained herein shall be separate and cumulative and in addition to all other rights and remedies available to a the Secured Party under applicable law, and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies.

(g)

The Secured Party as attorney-in-fact pursuant to Section 5 hereof may, in the name and stead of the Debtor, make and execute all conveyances, assignments and transfers of any Collateral sold in accordance with this Agreement. The Debtor shall, if so reasonably requested by the Secured Party, ratify and confirm any sale or sales by executing and delivering to the Secured Party or to such purchaser or purchasers, all such instruments as may, in the reasonable judgment of the Secured Party, be advisable for such purpose.

(h)

The receipt by the Secured Party of the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser (other than the Secured Party) of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or his or its representatives or assigns) (other than the Secured Party), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

8.

RIGHT OF SECURED PARTY TO USE AND OPERATE COLLATERAL, ETC.

8.1

Upon the occurrence and during the continuance of an Event of Default, to the extent permitted by law, the Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Debtor and all persons claiming under the Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Secured Party may, from time to time, at the expense of the Debtor, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Party may deem proper. In such case, the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Debtor in respect thereto as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as the Secured Party may deem fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Security Agreement (including legal costs and attorney’s fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in such order or priority as the Secured Party shall determine (subject to the provisions of Section 9 hereof) and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be paid over to the Debtor.

9.

APPLICATION OF COLLATERAL AND PROCEEDS.

9.1

The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

(a)

first, to pay the expenses of such sale or other realization, including reasonable commission to the Secured Party’s agent, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 10;

(b)

second, to the payment of the Obligations in such order and manner as the Secured Party in its sole discretion, shall determine; and

(c)

finally, unless applicable law otherwise provides, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

10.

EXPENSES; SECURED PARTY’S LIEN.

10.1

The Debtor will forthwith upon demand pay to the Secured Party:

(a)

the amount of any taxes which the Secured Party may at any time be required to pay by reason of the Security Interests (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon, and

(b)

the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in its employ, which the Secured Party may incur in connection with (i) the preparation and administration of this Security Agreement, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by the Secured Party of any of the powers, rights or remedies conferred upon it or them hereunder, or (iv) any default on the Debtor’s part hereunder.

11.

TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

11.1

Upon the repayment and performance in full of all the Obligations, the Security Interests  and the General Authority and powers granted in Section 5 shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination of the Security Interests or release of Collateral, the Secured Party will, at the Debtor’s expense to the extent permitted by law, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

12.

NOTICES.

12.1

All notices, requests, demands and other communications provided for hereunder shall be in writing and either mailed, sent by nationally recognized overnight courier service, or delivered in person to the applicable party.

13.

WAIVERS; NONEXCLUSIVE REMEDIES.

13.

No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Agreement preclude any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. The Debtor, to the extent it may lawfully do so, hereby consents to the jurisdiction of the courts of British Columbia having jurisdiction in Idaho for the purpose of any suit or proceeding brought in connection with or with respect to this Security Agreement.

14.

WAIVER OF JURY TRIAL.

14.1

THE DEBTOR EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH. NEITHER THE DEBTOR NOR ANY ASSIGNEE OF OR SUCCESSOR TO THE DEBTOR, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR PROCEDURE BASED UPON, OR ARISING OUT OF, THIS SECURITY AGREEMENT OR ANY OF THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES HERETO, OR ANY OF THEM.

15.

CHANGES IN WRITING.

15.1

Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

16.

LAW; MEANING OF TERMS.

16.1

THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEVADA AND APPLICABLE FEDERAL LAWS THEREOF, except to the extent that remedies provided by the laws of any state other than Nevada are governed by the laws of said state. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Nevada Uniform Commercial Code have the meanings therein stated.

17.

SEPARABILITY.

17.1

If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.

18.

SUCCESSORS AND ASSIGNS.

18.1

This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, any subsequent holders of the Debenture or any of the Obligations, each of whom shall, without further act, become a party hereto by becoming a holder of a Debenture or such Obligations.

19.

HEADINGS.

19.1

The headings in this Security Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

20.

COUNTERPARTS.

20.1

This Security Agreement may be executed by the parties hereto in several counterparts hereof and by different parties hereto on separate counterparts hereof, each of which shall be an original and all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Security Agreement by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart thereof.

IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto all as of the day and year first above written.

DEBTOR:

REVENUE.COM CORPORATION

By:

/s/ Paul Dillman

Paul Dillman

SECURED PARTY:

[NAME OF SECURED PARTY]

By: __________________________